UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report:  July 9, 2004
        (Date of Earliest Event Reported:  July 9, 2004)




                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)


         Delaware            1-14365             76-0568816
     (State or other     (Commission File     (I.R.S. Employer
     jurisdiction of         Number)         Identification No.)
     incorporation or
      organization)


                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On July 9, 2004, we issued a press release to announce that our subsidiary, El Paso Production Holding Company (EPPH), has entered into an agreement with the holders of a majority of its 7 3/4% senior notes due 2013, issued and outstanding under its indenture dated May 23, 2003. The agreement with the noteholders provides for a waiver of its breach of the covenant to timely file its annual and quarterly reports with the Securities and Exchange Commission. In connection with the wavier, EPPH has agreed to modify the covenants under this indenture with respect to affiliated party transactions. A copy of the press release is attached as Exhibit 99.A and is incorporated herein by reference. The form of consent and the related form of supplemental indenture are attached as Exhibit 99.B and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number     Description
              -------    -----------
               99.A      Press Release dated July 9, 2004.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:   /s/ Jeffrey I. Beason
                                 ---------------------------
                                      Jeffrey I. Beason
                                    Senior Vice President
                                        and Controller
                                (Principal Accounting Officer)

Dated:  July 9, 2004


                          EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------
        99.A      Press Release dated July 9, 2004.